UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2008
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ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50298 (Commission File Number)	98-0376008 (IRS Employer Identification No.)

2 Elza Street
Jerusalem, Israel 93706
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-54-790-9058

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) On March 31, 2008, the Board of Directors of the Company dismissed its independent registered public accounting firm, Malone & Bailey, PC (“M&B”).

During the Company's two most recent fiscal years, the opinion of M&B on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years, and through the date of their dismissal, there were no disagreements with M&B, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to M&B’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company’s two most recent fiscal years, and through the date of their dismissal, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Board of Directors discussed with M&B the lack of effective internal controls following M&B’s identification of equity adjustments and a disclosure omission in the audit process as more fully discussed in the Company’s Annual Report on Form 10-KSB for the year ended August 31, 2007, filed December 12, 2007 with the Securities and Exchange Commission (the "SEC"). The Company reported that appropriate adjustments and footnote disclosures were recorded and disclosed in the Form 10-KSB, that the Company was in the process of improving its disclosure and internal controls in an effort to remediate those deficiencies, and that the Company was continuing its efforts to improve and strengthen its control processes and procedures to fully remedy those deficiencies. The Company’s management and directors reported that they were continuing to work with the Company’s auditors and other outside advisors to ensure that its controls and procedures are adequate and effective. The Company has authorized M&B to respond fully to the inquiries of the Company’s new independent registered public accounting firm concerning the effectiveness of the Company’s internal controls.

The Company has provided M&B with a copy of this Form 8-K prior to its filing with the SEC. M&B has provided the Company with a letter, addressed to the SEC, which is attached as Exhibit 16.1.

(b)  Effective as of April 1, 2008, the Board of Directors approved and the Company retained PricewaterhouseCoopers LLC (“PwC”), as its new independent registered public accounting firm for the fiscal year ending August 31, 2008. The Company did not, nor did anyone on its behalf, consult PwC during the Company's two most recent fiscal years and any subsequent interim period prior to the Company's engagement of that firm regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company's financial statements, any matter being the subject of disagreement or "reportable event" or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

16.1	Letter from Malone & Bailey, PC to the Securities and Exchange Commission dated March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.
Dated: April 4, 2008
	By:	/s/ Nadav Kidron
Nadav Kidron
President, CEO and Director